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                                                                  EXHIBIT 99.1
                                                                  ------------



                                 CERTIFICATIONS

  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of E Com Ventures, Inc. (the "Company") of Form 10-K for the year ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ilia Lekach, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   By: /s/ Ilia  Lekach
                                                       ---------------------
                                                       Ilia Lekach
                                                       Chief Executive Officer
                                                       April 28, 2003

                                                                  EXHIBIT 99.1
                                                                  ------------



                                 CERTIFICATIONS

  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of E Com Ventures, Inc. (the "Company") of Form 10-K for the year ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Mark Young, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              By: /s/ A. Mark Young
                                                 ------------------------------
                                                  A. Mark Young
                                                  Chief Financial Officer
                                                  April 28, 2003



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